Net Interest Expense (Tables) (Segment, Continuing Operations [Member])	12 Months Ended
Dec. 31, 2012
Segment, Continuing Operations [Member]
Schedule Of Net Interest Expenses

Net interest expense for the years ended December 31 consisted of the following (in millions):

	2012	2011	2010
Interest expense:
2016 Notes issued October 2009	$32.2	$52.3	$54.5
2016 Notes issued August 2010	10.4	16.7	6.5
6.25% Notes	9.3	—	—
2013 Fixed Rate Notes	—	31.8	40.9
2013 Floating Rate Notes	—	0.4	5.2
2011 Floating Rate Notes	—	—	9.4
Amortization of deferred financing costs	3.1	5.3	5.4
Foreign exchange (gain)/loss	1.2	(2.0)	(2.5)
Other	1.0	1.3	0.2

Interest expense	$57.2	$105.8	$119.6

Interest income:
Cash and cash equivalents interest	$(0.4)	$(0.7)	$(1.2)
Investment interest	(0.2)	(0.2)	—

Interest income	$(0.6)	$(0.9)	$(1.2)

Net interest expense	$56.6	$104.9	$118.4